UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                September 8, 2004
                                (Date of Report)


                                  METWOOD, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                   000-05391                 83-0210365
(State or other jurisdiction       (Commission              (IRS Employer
      of incoporation)             File Number)            Identification No.)


                                  819 Naff Road
                              Boones Mill, VA 24065
                    (Address of principal executive offices)


                                 (540) 334-4294
              (Registrant's telephone number, including area code)

Item 9.01 - Financial Statements and Exhibits

Following is Exhibit 32, which was inadvertently omitted from the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 2004.


Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of Metwood, Inc. ("the Company") for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Robert M. Callahan                                  /s/ Annette G. Mariano
-----------------------                                 ------------------------
Chief Executive Officer                                 Chief Financial Officer

Date: September 8, 2004                                 Date: September 8, 2004